PRESS RELEASE V2X Reports Third Quarter 2026 Results Third Quarter Financial Highlights  Revenue of $1.27 billion, up 9% year-over-year  Net income of $32.0 million, up 30% year-over-year; Adjusted net income1 of $51.7 million, up 19% year- over-year  Adjusted EBITDA1 of $88.6 million; Adjusted EBITDA margin1 of 7.0%  Diluted EPS of $1.01, up 32% year-over-year; Adjusted diluted EPS1 of $1.64, up 19% year-over-year  Increasing full-year 2026 guidance across all metrics RESTON, Va., Nov 2, 2026 — V2X, Inc. (NYSE:VVX) today announced third quarter 2026 financial results and increased 2026 guidance. “We delivered another strong quarter, with revenue growth and double-digit increases in net income and diluted EPS. Our results reflect our team’s consistent execution and continued demand for V2X’s mission-critical capabilities,” said Jeremy C. Wensinger, President and Chief Executive Officer. “Recent award activity and on- contract growth reinforce the momentum underway, and we believe our global presence and diverse capabilities position us to scale quickly as customers’ requirements continue to evolve. Based on our year-to-date performance, current backlog position and existing demand signals, we are increasing our full-year 2026 guidance. Looking forward, we expect to continue investing in areas of growth that we believe will enable us to advance our Go Towards Tomorrow strategy, create long-term value for our shareholders and deliver for our customers and their missions.” Third Quarter 2026 Results In the third quarter, V2X reported revenue of $1.27 billion, representing 9% year-over-year growth. The Company reported solid topline growth and strong operating performance, yielding double-digit growth in adjusted net income1 and adjusted EPS1. Net income for the quarter was $32.0 million, an increase of 30% year-over-year. Adjusted net income1 was $51.7 million, an increase of 19%, year-over-year. Third quarter GAAP diluted EPS was $1.01, an increase of 32% year-over-year. Adjusted diluted EPS1 for the quarter increased 19% year-over-year to $1.64. V2X delivered adjusted EBITDA1 of $88.6 million, with an adjusted EBITDA margin1 of 7.0%, representing an increase of 4% year-over-year. 1 See "Key Performance Indicators and Non-GAAP Financial Measures" for descriptions and reconciliations. Exhibit 99.1

Third quarter net cash provided by operating activities was $67.3 million. Adjusted net cash provided by operating activities1 was $61.8 million. At the end of the third quarter, net debt for V2X was $811.7 million, representing an improvement of $140.3 million year-over-year and a 2.2x net leverage ratio1. The Company expects to achieve a net leverage ratio1 of approximately 2.0x by the end of 2026. As of October 2, 2026, total backlog1 was $12.8 billion and funded backlog1 was $2.6 billion. Book-to-bill1 in the third quarter was approximately 1.2x. Trailing twelve-month book-to-bill1 was approximately 1.4x. Increasing 2026 Guidance The Company is increasing its 2026 guidance as follows: $ millions, except for per share amounts Prior 2026 Guidance Updated 2026 Guidance Revenue $4,875 $5,025 $4,950 $5,100 Adjusted EBITDA1 $347.5 $362.5 $352.5 $367.5 Adjusted Diluted Earnings Per Share1 $5.90 $6.30 $6.15 $6.55 Adjusted Net Cash Provided by Operating Activities1 $160 $180 $175 $195 The Company is not providing a quantitative reconciliation with respect to the foregoing forward-looking non- GAAP measures in reliance on the “unreasonable efforts” exception set forth in SEC rules because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. For example, unusual, one-time, non-ordinary, or non-recurring costs, which relate to M&A, integration and related activities cannot be reasonably estimated. Forward-looking statements are based upon current expectations and are subject to factors that could cause actual results to differ materially from those suggested here, including those factors set forth in the Cautionary Note Regarding Forward-Looking Statements below. 1 See "Key Performance Indicators and Non-GAAP Financial Measures" for descriptions and reconciliations.

Third Quarter Conference Call Management will conduct a conference call with analysts and investors at 4:30 p.m. ET on Monday, November 2, 2026. U.S.-based participants may dial in to the conference call at 833-862-0305, while international participants may dial 412-634-6017. A live webcast of the conference call as well as an accompanying slide presentation will be available here: https://app.webinar.net/rqDM9X62Bez A replay of the conference call will be posted on the V2X website shortly after completion of the call and will be available for one year. A telephonic replay will also be available through November 16, 2026, at 844-512-2921 (domestic) or 412-317-6671 (international) with passcode 10212511. Presentation slides that will be used in conjunction with the conference call will also be made available online in advance on the "investors" section of the company's website at https://gov2x.com. V2X recognizes its website as a key channel of distribution to reach public investors and as a means of disclosing material non-public information to comply with its obligations under the U.S. Securities and Exchange Commission ("SEC") Regulation FD. About V2X V2X builds innovative solutions that integrate physical and digital environments by aligning people, actions, and technology. V2X is embedded in all elements of a critical mission's lifecycle to enhance readiness, optimize resource management, and boost security. The company provides innovation spanning national security, defense, civilian, and international markets. With a global team of approximately 16,200 professionals, V2X enables mission success by injecting AI and machine learning capabilities to meet today's toughest challenges across all operational domains. Investor Contact Media Contact Mike Smith, CFA Angelica Spanos Deoudes IR@goV2X.com Communications@goV2X.com 719-637-5773 571-338-5195

Cautionary Note Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the "Act"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “could,” “potential,” “continue” or similar terminology. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Forward-looking statements in this press release, include, but are not limited to our future performance and capabilities; all of the statements and items listed under "Increasing 2026 Guidance" above and other assumptions contained therein for purposes of such guidance; our belief that prior performance provides substantial visibility for future performance; market trends; product development; capital deployment; future net leverage ratio; and our belief that our innovation strategy, visibility, and targeted growth opportunities provide substantial demand for our services and opportunities for value creation. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside our management’s control, which could cause actual results to differ materially from the results discussed in the forward-looking statements. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. Important factors that could cause actual results to differ materially include, among others: our ability to submit proposals for and/or win all potential opportunities in our pipeline; our ability to retain and renew our existing contracts; our ability to compete with other companies in our market; security breaches, cyber-attacks or cyber intrusions, including cyber risks associated with the increased frequency and use of sophisticated artificial intelligence technologies, and other disruptions to our information technology and operation; our mix of cost- plus, cost-reimbursable, firm-fixed-price and time-and-materials contracts; maintaining our reputation and relationship with the U.S. government; protests of new awards; economic, political and social conditions in the countries in which we conduct our businesses; changes in U.S. or international government defense budgets, including potential changes or uncertainty arising from the U.S. president and administration; government regulations and compliance therewith, including changes to the procurement process of the Department of War; changes in technology, including artificial intelligence and/or super intelligence; our ability to protect our intellectual property rights; governmental investigations, reviews, audits and cost adjustments; contingencies related to actual or alleged environmental contamination, claims and concerns; delays in completion of the U.S. government budget; our success in extending, deepening, and enhancing our technical capabilities; our success in expanding our geographic footprint or broadening our customer base; our ability to realize the full amounts reflected in our backlog; impairment of goodwill; misconduct of our employees, subcontractors, agents, prime contractors and business partners; our ability to control costs; our level of indebtedness; terms of our credit agreements; inflation and interest rate risk; geopolitical risk, including as a result of recent global hostilities and tariffs; our suppliers' performance; economic and capital markets conditions; our ability to maintain safe work sites and equipment; our ability to retain and recruit qualified personnel; our ability to maintain good relationships with our workforce and unions; our teaming relationships with other contractors; changes in our accounting estimates; the adequacy of our insurance coverage; volatility in our stock price; changes in our tax provisions; our expectation with respect to the resolution of certain tax claims or exposure to additional income tax liabilities; risks and uncertainties relating to integrating and refining internal control systems, including enterprise resource planning and business systems; changes in GAAP; and other factors described in Part I. “Item 1A Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2025, our Quarterly Report on Form 10-Q for the quarterly period ended October 2, 2026, and described from time to time in our future reports filed with the SEC. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

V2X, INC. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) Three Months Ended Nine Months Ended October 2, September 26, October 2, September 26, (In thousands, except per share data) 2026 2025 2026 2025 Revenue $ 1,271,463 $ 1,167,137 $ 3,782,234 $ 3,261,390 Cost of revenue 1,168,031 1,072,632 3,463,480 2,993,049 Selling, general, and administrative expenses 43,951 38,836 161,373 125,434 Operating income 59,481 55,669 157,381 142,907 Loss on extinguishment of debt — — (1,739) (2,527) Interest expense, net (15,534) (19,961) (50,364) (60,278) Other expense, net (2,428) (2,962) (7,011) (7,836) Income from operations before income taxes 41,519 32,746 98,267 72,266 Income tax expense 9,526 8,141 21,809 17,163 Net income $ 31,993 $ 24,605 $ 76,458 $ 55,103 Earnings per share Basic $ 1.02 $ 0.78 $ 2.44 $ 1.74 Diluted $ 1.01 $ 0.77 $ 2.42 $ 1.73 Weighted average common shares outstanding - basic 31,346 31,617 31,295 31,634 Weighted average common shares outstanding - diluted 31,588 31,856 31,563 31,881

V2X, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) October 2, December 31, (In thousands, except per share data) 2026 2025 Assets Current assets Cash, cash equivalents and restricted cash $ 265,070 $ 368,994 Receivables 809,786 730,256 Prepaid expenses and other current assets 172,700 127,102 Total current assets 1,247,556 1,226,352 Property, plant, and equipment, net 48,169 52,383 Goodwill 1,676,954 1,677,154 Intangible assets, net 171,267 239,760 Other non-current assets 73,912 76,525 Total non-current assets 1,970,302 2,045,822 Total Assets $ 3,217,858 $ 3,272,174 Liabilities and Shareholders' Equity Current liabilities Accounts payable $ 467,959 $ 557,042 Compensation and other employee benefits 161,794 176,530 Short-term debt 17,591 14,935 Other accrued liabilities 270,222 258,373 Total current liabilities 917,566 1,006,880 Long-term debt, net 1,034,151 1,083,234 Deferred tax liabilities 38,004 28,357 Other non-current liabilities 57,342 69,067 Total non-current liabilities 1,129,497 1,180,658 Total liabilities 2,047,063 2,187,538 Commitments and contingencies (Note 7) Shareholders' Equity Preferred stock; $0.01 par value; 10,000,000 shares authorized; No shares issued and outstanding — — Common stock; $0.01 par value; 100,000,000 shares authorized; 31,911,630 shares issued and 31,347,992 shares outstanding as of October 2, 2026; 31,735,083 shares issued and 31,171,445 shares outstanding as of December 31, 2025 319 317 Treasury stock, at cost - (563,638) shares as of both October 2, 2026 and December 31, 2025 (30,274) (30,274) Additional paid-in capital 785,645 779,084 Retained earnings 419,875 343,417 Accumulated other comprehensive loss (4,770) (7,908) Total shareholders' equity 1,170,795 1,084,636 Total Liabilities and Shareholders' Equity $ 3,217,858 $ 3,272,174

V2X, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Nine Months Ended October 2, September 26, (In thousands) 2026 2025 Operating activities Net income $ 76,458 $ 55,103 Adjustments to reconcile net income to net cash used in operating activities: Depreciation expense 11,817 12,468 Amortization of intangible assets 68,693 67,726 Amortization of cloud computing arrangements 3,763 3,676 Loss on disposal of property, plant, and equipment 6 826 Stock-based compensation 11,838 9,121 Deferred taxes 8,717 (9,077) Amortization of debt issuance costs 4,787 4,588 Loss on extinguishment of debt 1,739 2,527 Changes in assets and liabilities: Receivables (72,718) (58,473) Other assets (44,918) (15,473) Accounts payable (89,640) (63,230) Compensation and other employee benefits (14,509) (10,583) Other liabilities (7,074) (26,683) Net cash used in operating activities (41,041) (27,484) Investing activities Purchases of capital assets (6,737) (9,660) Proceeds from the disposition of assets 18 2,285 Acquisitions of businesses — (27,500) Net cash used in investing activities (6,719) (34,875) Financing activities Repayments of long-term debt (51,045) (7,546) Proceeds from revolver — 459,000 Repayments of revolver — (459,000) Proceeds from stock awards and stock options 141 558 Purchase of treasury stock — (10,000) Payment of debt issuance costs (1,194) (3,909) Payments of employee withholding taxes on stock-based compensation (5,417) (2,982) Net cash used in financing activities (57,515) (23,879) Exchange rate effect on cash 1,351 235 Net change in cash, cash equivalents and restricted cash (103,924) (86,003) Cash, cash equivalents and restricted cash - beginning of period 368,994 268,321 Cash, cash equivalents and restricted cash - end of period $ 265,070 $ 182,318 Supplemental disclosure of cash flow information: Interest paid $ 50,181 $ 52,587 Income taxes paid, net of refunds $ 10,185 $ 6,435 Purchase of capital assets on account $ 1,130 $ 768 Purchase of treasury stock on account $ — $ 56

9 Key Performance Indicators and Non-GAAP Financial Measures The primary financial performance measures we use to monitor results of operations are revenue and operating income. Management believes that these financial performance measures are the primary drivers for our earnings and net cash from operating activities. Management evaluates its contracts and business performance by focusing on revenue and operating income. Operating income represents revenue less both cost of revenue and selling, general and administrative (SG&A) expenses. Cost of revenue consists of labor, subcontracting costs, materials, and an allocation of indirect costs. SG&A expenses consist of indirect labor costs (including wages and salaries for executives and administrative personnel), bid and proposal expenses and other general and administrative expenses not allocated to cost of revenue. Backlog includes funded amounts (funding is contractually authorized and appropriated by the customer) and unfunded amounts (amounts not currently contractually obligated by the customer, including unexercised options when the exercise of those options is considered probable). Total backlog excludes potential orders under IDIQ contracts and contracts awarded to us that are being protested by competitors with the GAO or in the COFC for which a stop work order has been received by the Company. Bookings includes approved values formally booked into V2X’s backlog for new business contract awards including unexercised options, contract modifications, recompetes, contract extensions and add-on work to existing contracts. Book-to-bill is derived by dividing bookings by revenue. We manage the nature and amount of costs at the program level, which forms the basis for estimating our total costs and profitability. This is consistent with our approach for managing our business, which begins with management's assessing the bidding opportunity for each contract and then managing contract profitability throughout the performance period. In addition to the key performance measures discussed above, we consider adjusted net income, adjusted diluted earnings per share, adjusted operating income, adjusted EBITDA, adjusted EBITDA margin, net leverage ratio and adjusted operating cash flow to be useful to management and investors in evaluating our operating performance, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. We provide this information to our investors in our earnings releases, presentations, and other disclosures. Adjusted net income, adjusted diluted earnings per share, adjusted EBITDA, adjusted EBITDA margin, net leverage ratio, cash interest expense, net, and adjusted net cash provided by (used in) operating activities, however, are not measures of financial performance under GAAP and should not be considered a substitute for financial measures determined in accordance with GAAP. Definitions and reconciliations of these items are provided below. • Adjusted EBITDA is defined as operating income, adjusted to exclude depreciation and amortization of intangible assets, and items that may include, but are not limited to, significant charges or credits, and

10 unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration, and related costs. • Adjusted EBITDA margin is defined as adjusted EBITDA divided by revenue. • Adjusted net income is defined as net income, adjusted to exclude items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration and related costs, amortization of acquired intangible assets, amortization of debt issuance costs, and loss on extinguishment of debt. • Adjusted diluted earnings per share is defined as adjusted net income divided by the weighted average diluted common shares outstanding. • Cash interest expense, net is defined as interest expense, net adjusted to exclude amortization of debt issuance costs. • Adjusted net cash provided by (used in) operating activities or adjusted operating cash flow is defined as net cash provided by (or used in) operating activities adjusted to exclude non-operating items, such as M&A payments and related costs, and MARPA facility activity. • Net leverage ratio is defined as net debt (or total debt less unrestricted cash) divided by trailing twelve- month (TTM) bank EBITDA.

Non-GAAP Tables

($K, except per share data)	Three Months Ended		Nine Months Ended	
	October 2, 2026	September 26, 2025	October 2, 2026	September 26, 2025
Revenue	$1,271,463	$1,167,137	$3,782,234	$3,261,390
Net income	$31,993	$24,605	$76,458	$55,103
Plus:				
Income tax expense	9,526	8,141	21,809	17,163
Other expense, net	2,428	2,962	7,011	7,836
Interest expense, net	15,534	19,961	50,364	60,278
Loss on extinguishment of debt	-	-	1,739	2,527
Operating income	$59,481	$55,669	$157,381	$142,907
Plus:				
Amortization of intangible assets	22,897	22,601	68,693	67,726
M&A, integration and related costs	1,236	1,370	22,313	7,775
Adjusted operating income	$83,614	$79,640	$248,388	$218,407
Plus:				
Depreciation and CCA amortization	4,982	5,517	15,581	16,144
Adjusted EBITDA	$88,596	$85,156	$263,968	$234,552
Adjusted EBITDA margin	7.0 %	7.3 %	7.0 %	7.2 %
Minus:				
Cash interest expense, net	13,987	18,405	45,577	55,690
Income tax expense, as adjusted	15,464	14,620	44,359	37,169
Depreciation and CCA amortization	4,982	5,517	15,581	16,144
Other expense, net, as adjusted	2,428	2,962	7,011	8,086
Adjusted net income	$51,736	$43,653	$151,441	$117,463

($K, except per share data)	Three Months Ended		Nine Months Ended	
	October 2, 2026	September 26, 2025	October 2, 2026	September 26, 2025
Diluted earnings per share	$1.01	$0.77	$2.42	$1.73
Plus:				
M&A, integration and related costs	0.03	0.03	0.54	0.18
Amortization of intangible assets	0.56	0.53	1.67	1.61
Amortization of debt issuance costs and loss on extinguishment of debt	0.04	0.04	0.16	0.17
FMV land impairment	—	—	—	—
Gain on acquisition, net	—	0.00	—	(0.01)
Adjusted diluted earnings per share	$1.64	$1.37	$4.80	$3.68
Average shares outstanding:				
Basic, as reported	31,346	31,617	31,295	31,634
Diluted, as reported	31,588	31,856	31,563	31,881
Adjusted diluted	31,588	31,856	31,563	31,881

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12 Non-GAAP Tables ($K) Three Months Ended Nine Months Ended October 2, 2026 September 26, 2025 October 2, 2026 September 26, 2025 Net cash provided by/(used in) by operating activities $67,319 $39,448 $(41,040) $(27,484) Plus: M&A, integration, and related payments 2,033 1,298 11,475 12,060 MARPA facility activity (7,505) (4,991) 141,103 (8,641) Adjusted operating cash flow $61,847 $35,755 $111,538 $(24,064) ($K, except ratio) Period Ending October 2, 2026 Total debt $1,072,774 Cash, cash equivalents and restricted cash 265,070 Less: Restricted cash (4,014) Cash and cash equivalents $261,057 Net debt $811,718 TTM bank EBITDA $369,412 Net leverage ratio 2.2x ($K) TTM October 2, 2026 Net income $99,237 Plus: Interest expense, net 69,996 Income tax expense 27,667 Depreciation and amortization 112,928 Additional permitted add-backs1 59,584 TTM Bank EBITDA $369,412

SUPPLEMENTAL INFORMATION

Revenue by contract type, geographic region, contract relationship, and customer for the periods presented below was as follows:

Revenue by Contract Type:

	Three Months Ended			Nine Months Ended		
(In thousands)	October 2, 2026	September 26, 2025	% Change	October 2, 2026	September 26, 2025	% Change
Cost-plus and cost-reimbursable	$ 692,452	$ 702,557	(1.4)%	$ 2,180,075	$ 1,973,210	10.5 %
Firm-fixed-price	419,111	436,528	(4.0)%	1,181,520	1,205,705	(2.0)%
Time-and-materials	159,900	28,052	470.0 %	420,639	82,475	410.0 %
Total revenue	$ 1,271,463	$ 1,167,137		$ 3,782,234	$ 3,261,390	

Revenue by Geographic Region:

	Three Months Ended			Nine Months Ended		
(In thousands)	October 2, 2026	September 26, 2025	% Change	October 2, 2026	September 26, 2025	% Change
United States	$ 894,067	$ 684,659	30.6 %	$2,502,133	$ 1,894,474	32.1 %
Middle East	240,547	344,605	(30.2)%	879,430	983,267	(10.6)%
Asia	88,213	81,417	8.3 %	250,916	234,188	7.1 %
Europe	48,636	56,456	(13.9)%	149,755	149,461	0.2 %
Total revenue	$ 1,271,463	$ 1,167,137		$3,782,234	$ 3,261,390	

Revenue by Contract Relationship:

	Three Months Ended			Nine Months Ended		
(In thousands)	October 2, 2026	September 26, 2025	% Change	October 2, 2026	September 26, 2025	% Change
Prime contractor	$ 1,219,666	$ 1,109,660	9.9 %	$ 3,623,728	$ 3,081,746	17.6 %
Subcontractor	51,797	57,477	(9.9)%	158,506	179,644	(11.8)%
Total revenue	$ 1,271,463	$ 1,167,137		$ 3,782,234	$ 3,261,390	

Revenue by Customer:

	Three Months Ended			Nine Months Ended		
(In thousands)	October 2, 2026	September 26, 2025	% Change	October 2, 2026	September 26, 2025	% Change
Army	$ 337,688	$ 449,031	(24.8)%	$ 1,199,914	$ 1,348,610	(11.0)%
Navy	389,726	390,542	(0.2)%	1,147,819	1,090,936	5.2 %
Air Force	251,275	167,571	50.0 %	634,298	374,519	69.4 %
Other	292,774	159,993	83.0 %	800,203	447,325	78.9 %
Total revenue	$ 1,271,463	$ 1,167,137		$ 3,782,234	$ 3,261,390	

Source: V2X, Inc.

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